Exhibit 99.2

Investor Presentation JMP Securities Technology Conference San Francisco M a r c h 8 , 2 0 2 2

This presentation includes forward-looking statements . All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding the Company’s future financial position, business strategy and plans and objectives of management for future operations, are forward - looking statements . Forward - looking statements use words like “believe,” “plan,” “expect,” “intend,” “will,” “would,” “anticipate,” “estimate,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies . These statements are based on current expectations or objectives that are inherently uncertain . In light of these uncertainties, and the assumptions underlying the expectations and other forward - looking statements expressed, the forward - looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements . The Company’s actual results could differ materially from those stated or implied in forward - looking statements due to a number of factors, including but not limited to, those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Form 10 - K and Form 10 - Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC . In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward - looking statements : the Company’s expectations regarding changes in regulatory requirements ; the Company’s ability to interoperate with the electronic health record systems of its customers ; the Company’s reliance on vendors ; the Company’s ability to attract and retain key personnel ; the competition to attract and retain remote documentation specialists ; anticipated trends, growth rates, and challenges in the Company’s business and in the markets in which the Company operates ; the Company’s ability to further penetrate its existing customer base ; the Company’s ability to protect and enforce its intellectual property protection and the scope and duration of such protection ; developments and projections relating to the Company’s competitors and the Company’s industry, including competing dictation software providers, third - party, non - real time medical note generators and real time medical note documentation services ; the impact of current and future laws and regulations ; and the impact of the COVID - 19 crisis on the Company’s business, results of operations and future growth prospects . Past performance is not necessarily indicative of future results . The forward - looking statements included in this presentation represent the Company’s views as of the date of this presentation . The Company anticipates that subsequent events and developments will cause the Company’s views to change . The Company undertakes no intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation . This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources . The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources . Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured . Neither the company, nor any of its respective officers, directors, managers, employees, agents, or representatives, undertake to update any of such information or provide additional information as a result of new information or future events or developments . Disclaimer 2

3 Emmanuel Krakaris Chief Executive Officer • 25 years experience • Joined Augmedix in 2018 Prior experience: Paul Ginocchio Chief Financial Officer • 23 years experience • Joined Augmedix in 2020 Prior experience: Introductions

4 Augmedix at a Glance Real - time and asynchronous virtual medical documentation for clinicians Connect clinicians with Augmedix Ambient Automation Platform through mobile devices and proprietary software Comprehensive and flexible solution capable of being delivered at scale to > 50 , 000 addressable physicians Let physicians focus on what matters most: patient care Revenue ($ in millions) $ 1 6.5 2020 2021 $22.0 1 33% CAGR >$22M 2021 Revenue 122% Q3 2021 YoY Net Revenue Retention 16 Health Systems Served 5M+ Notes Completed to Date (1) Q4 2021 figure and related growth rate based on preliminary, unaudited estimates announced on January 31, 2022, and reflects the midpoint of the range expected for Q4 2021. By this presentation, Augmedix is not updating or confirming its prior guidance. 1

5 Key Healthcare Macro Tailwinds • Leading to increased demand to reduce EHR burden • Driving more investments in digital solutions • Accelerating adoption for virtual documentation GROWING DOCTOR BURNOUT AND STAFFING SHORTAGES HEALTH SYSTEMS’ RISING NEED FOR INCREASED EFFICIENCY AND CAPACITY AT SCALE COVID - 19 CATALYST FOR VIRTUAL SOLUTIONS

Livestream Electronic Health Record Medical documentation uploaded for the physician’s sign - off PHYSICIAN P ATIENT Natural Conversation • In exam room • Virtual visits / telemedicine • Automation technology & domain expertise • Real - time & synchronous communication Enhanced Documentation AUGMEDIX SERVICE PLATFORM 6 Technology & Documentation PHYSICAN High - Quality Patient Care Augmedix Eases the EHR Burden on Providers & Creates System Efficiencies

7

Driving a $6 Billion Market Opportunity for Augmedix

Opportunity



~295,000[(1)]

Addressable Physicians in U.S.

$6B U.S. Market Opportunity

Select Current Customers

Major Health Systems

Dignity Health
TriHealth
SUMMIT PACIFIC
The US Oncology Network
Sutter Health
Northern Light
UCSF Health

>50,000[(1)]

Addressable Physicians

$1B+ Expansion Opportunity within Existing Customers

Scale Today




UNITED STATES
BANGLADESH
INDIA
SRI LANKA

4

Countries

5M+ Notes to Date
40K+ Notes / Week

(1) Company estimates out of a total of more than 1.1M U.S. Clinicians.

AUGMEDIX

8

Real-Time and Asynchronous Offerings Provide Flexibility, Expand the TAM, and Generate a High-Win Rate vs Competitors

2014 Launch

AUGMEDIX **Live**

Ambient Automation Platform (AAP) provides live **clinical support & medical documentation**

- Medical Documentation
- Reminder Support
- Order Support
- Coding Support

In real-time

← Upsell / Migrate

2020 Launch

AUGMEDIX **Notes**

AAP asynchronously creates **medical documentation**

- Medical Documentation

Prior to next shift

AUGMEDIX

9 Veterinary ER with multiple follow - on expansions Notes: Competitive win with national oncology provider Live: Competitive win vs asynchronous solution with rural health system Large regional health system in top 10 U.S. city ER pilot with a top 20 health system Key Customer Wins in 2021 & Early 2022 Partner driven leads becoming larger mix of overall leads

10

Augmedix Ambient Automation Platform



Builder
Manager
Preferences
ASR+
Augmedix
NLP
Notebuilder
EHR
Integration
ambient
conversation
EHR
Messages
Reminders
Medical Note
Chart Prep
AVS
Coding
EHR
Metadata

- **Building Block** approach combines:
  - Automated Speech Recognition
  - Natural Language Processing
  - Clinical Datasets
- **35+** Specialties
- Multiple healthcare settings:
  - Clinic, ER, urgent care, telehealth, inpatient, nursing home
- **500+** problem templates
  - Manages clinician preferences
- Integrates into EHR
- Leverages **metadata** for new services:
  - Chart Prep
  - Coding
  - Health data analytics

AUGMEDIX

Medical Note Data Flow NOTEBUILDER NOTE TRANSCRIPT 11

12

2021 Financial Summary

Accelerating Revenue Growth


($ in millions)
$4.8
$5.2
$5.6
$6.5
21%
39%
33%
43.5%
Q1 2021
Q2 2021
Q3 2021
Q4 2021(1)
Revenue
Revenue Growth YoY

Improving Gross Margins


($ in millions)
$2.1
$2.4
$2.5
44%
45%
45%
Q1 2021
Q2 2021
Q3 2021
Gross Profit
Gross margin(2)
LTV/CAC(3): 6x
Payback Period(4): ~12 months
122%
Net Revenue Retention Rate(5)

$40m gross capital raised in Oct 2021 provides significant operating runway to execute strategy

Note: Fiscal years are audited through December 31, 2020. Quarterly results are unaudited.

(1) Q4 2021 figure and related growth rate based on preliminary, unaudited estimates announced on January 31, 2022, and reflects the midpoint of the range expected for Q4 2021. By this presentation, Augmedix is not updating or confirming its prior guidance.
(2) Q2 2021 excludes one-time benefit from a previous office lease provision.
(3) As of Q3 2021. The Lifetime Value (LTV) of Augmedix Live is calculated by ARPU / (Annual Churn Percentage) x expected contribution margin. Customer Acquisition Cost (CAC) is the sales and marketing spend in the previous quarter divided by the number of new clinicians sold in the most recent quarter plus the onboarding costs in the most recent quarter divided by the number of go lives in the most recent quarter.
(4) As of Q3 2021. Payback period in months is calculated by CAC divided by the expected contribution profit in the first-year x 12.
(5) Based on current period revenue including any expansion or new services and is net of contraction or churn compared to the previous period one year ago but excludes revenue from new Health Enterprises for the current period.

AUGMEDIX

Emmanuel Krakaris Chief Executive Officer Highly Experienced Management Team Sandra Breber Chief Operating Officer Ian Shakil Co - F o u nde r & Chief Strategy Officer Davin Lundquist, MD Chief Medical Officer Paul Ginocchio Chief Financial Officer Jonathan Hawkins Chief Revenue Officer Saurav Chatterjee Chief Technology Officer Rashed Noman C o unt r y Man a ge r , Bangladesh 13

14 Investment Highlights Differentiated and flexible product solutions for virtual documentation: Ambient, Mobile, Remote, Real - Time & Synchronous Increasing physician productivity and optimizing reimbursement Building on AI - driven core platform to deliver automated add - ons and drive growth Leading health system customer base with high Net Revenue Retention Attractive scalable business model with compelling unit economics